EAGLE BANCORP, INC.

Keefe, Bruyette & Woods

Community Bank Investor Conference

August 1, 2012

Ticker: EGBN

www.eaglebankcorp.com

Forward Looking Statements

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

For further information on the Company please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

Company Overview

- Eagle Bancorp, Inc. is a growth oriented community bank headquartered in Bethesda, Maryland
- Focused on the Washington, DC metropolitan area, with 16 current branches and 2 under development
- Commercially oriented business model with **deep relationships of loans, core deposits and related products**
- 2nd largest bank headquartered in Maryland by Assets and Market Capitalization
- 3rd largest deposit market share of any locally-based community bank in the Washington, DC metropolitan area

Note: Financial data at June 30, 2012. Deposit market share data as of June 30, 2011.

History of Growth

- Founding members had extensive banking experience
- Commenced operations with three Maryland branches - July, 1998
- Raised $46.5 million in initial and secondary subscription offerings - 1997* and 2003*
- Reached $500 million in assets in 2004
- Private placement of $12.1 million of subordinated debt – August, 2008 (Current balance $9.3 million)
- Fidelity & Trust Financial Corporation ("F&T") acquisition completed - August 31, 2008
- $1.4 billion of assets upon completion of acquisition
- Placed $38.2 million of TARP Preferred Stock - December, 2008 (Redeemed – July, 2011)
- $55 million common stock offering – September, 2009*
- Reached $2 billion in assets in 2010
- Placed $56.6 million of SBLF Preferred Stock – July, 2011
- Commenced "At the Market" Equity Offering – May, 2012
- Fourteen consecutive quarters of increasing Net Income through June, 2012

*1997, 2003 and 2009 subscription offerings were over subscribed

EagleBank Locations



Loudoun County
Reston *
Tyson's Corner
Fairfax County
Merrifield
Montgomery County
I-270
I-95
Bethesda *
I-495
Prince George's County
Washington, DC
US 50
*
Arlington
Alexandria
I-66
I-495
I-495
I-95
N
Branch Locations
Maryland 7
Washington, DC 5
Virginia 4
16
In-Process 2
Total 18
* Regional Headquarters
0
7.5mi
Copyright (C) 2009 SNL Financial LC. All rights reserved

Market Information –Washington, DC MSA

- Population — 6.2 Million
  - 5th largest market in the U.S.

- Employment — 2.9 Million
  - 47,000 new jobs created in last year
  - Average annual job creation is 30,400 over last decade
  - Highest in net new job growth in the U.S. over last decade
  - Unemployment rate of 5.3% vs. US average of 8.2%

- Gross Regional Product (GRP) — $436 Billion
  - 5th Largest regional economy in the U.S.
  - 25.2% growth in GRP over the last 8 years
  - Federal Government Spending is 34.9% of GRP

Source: Greater Washington Initiative 2011 Regional Report

Deposit Market Share

WASHINGTON, DC METROPOLITAN AREA

(Dollar Values in Thousands)

Rank	Local Rank	Company Name	Headquarters City	State	Branches in List	June 30,2010 Balance	June 30,2011 Balance	Annual Growth	2011 Market Share
1		Capital One	McLean	VA	209	$ 26,627,589	$ 22,912,447	-14.0%	16.30%
2		Wells Fargo & Co	San Francisco	CA	152	19,693,644	20,546,230	4.3%	14.61%
3		Bank of America	Charlotte	NC	180	17,696,939	19,618,166	10.9%	13.95%
4		SunTrust	Atlanta	GA	181	14,458,364	15,742,928	8.9%	11.20%
5		BB&T Corp	Winston-Salem	NC	185	12,262,904	12,541,624	2.3%	8.92%
6		PNC Bank	Pittsburgh	PA	188	8,307,917	8,710,097	4.8%	6.20%
7		Citibank	New York	NY	41	5,050,089	5,167,785	2.3%	3.68%
8		M&T Bank Corp	Buffalo	NY	101	3,508,550	3,497,780	-0.3%	2.49%
9		HSBC Bank	London		13	2,636,799	3,177,541	20.5%	2.26%
10	1	Virginia Commerce Bank	Arlington	VA	29	2,314,974	2,260,505	-2.4%	1.61%
11		United Bank	Parkersburg	WV	35	2,121,796	2,210,349	4.2%	1.57%
12	2	Sandy Spring Bank	Olney	MD	32	2,188,958	2,088,192	-4.6%	1.49%
13	**3**	**Eagle Bancorp, Inc.**	**Bethesda**	**MD**	**13**	**1,580,555**	**1,945,600**	**23.1%**	**1.38%**
14	4	Burke & Herbert Bank & Trust	Alexandria	VA	24	1,698,389	1,895,508	11.6%	1.35%
15		Toronto Dominion Bank	Toronto		35	1,471,211	1,804,301	22.6%	1.28%
16	5	Cardinal Financial Corp	McLean	VA	27	1,368,119	1,463,291	7.0%	1.04%
17	6	Middleburg Financial Corp	Middleburg	VA	9	863,043	892,825	3.5%	0.64%
18		Acacia Federal Savings Bank	Falls Church	VA	1	950,269	704,939	-25.8%	0.50%
19	7	Union First Market Bank	Bowling Green	VA	20	528,049	579,665	9.8%	0.41%
20	8	Old Line Bank	Bowie	MD	14	293,109	519,427	77.2%	0.37%
21	9	Fauquier Bank	Warrenton	VA	10	493,053	519,011	5.3%	0.37%
22	10	Presidential Bank, FSB	Bethesda	MD	10	539,058	512,705	-4.9%	0.36%
23	11	Access National Corp	Reston	VA	5	608,069	507,922	-16.5%	0.36%
24	12	Community Bank of Tri-County	Waldorf	MD	7	456,482	493,973	8.2%	0.35%
25	13	Washington First Bank	Reston	VA	10	341,842	465,083	36.1%	0.33%
		All Others			238	$ 6,256,461	$ 9,808,942	56.8%	6.98%
			Total		1,769	$ 134,316,232	$ 140,586,836	4.7%	100%

80% (ranks 1–9)

Market growth rate 4.7% EGBN growth rate 23.1%

Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park
Data excludes: E*Trade and UNIFI Mutual Holding Company whose deposits are substantially from outside of the defined market area.
Source: FDIC, as of June 30, 2011

Summary Statistics – June 30, 2012

Total Assets:	**$3.0 billion**
Total Loans:	**$2.3 billion**
Total Deposits:	**$2.5 billion**
Tangible Common Equity:	**$229.7 million (1)**
Tangible Book Value per Common Share:	**$11.15 (1)**
Shares Outstanding:	**20,591,233**
SBLF Preferred: (1% Dividend Rate)	**$56.6 million**
Headquarters:	**Bethesda, Maryland**
Market Capitalization (at close July 20, 2012):	**$356.4 million**
Insider Ownership:	**13%**
Institutional Ownership:	**45%**
Member of Russell 3000 (Added June 26, 2009)	**Yes**

Note: Data at June 30, 2012 unless otherwise noted. (1) This constitutes a non-GAAP financial measure.

Attributes of EagleBank

- Driven by Profitability - 14 Consecutive Quarters of Increasing Earnings
- EPS Growth – 32% per annum over past 3 years
- Superior Net Interest Margin - 4.39%
- Balanced Organic Growth
- Geographic Market Positioning
- Experienced and Dedicated Board and Management Team - 13% Insider Ownership
- Exceptional Asset Quality Record - NPA's 1.26% of Total Assets
- Conservative Securities Portfolio - Average Life 3.5 Years
- Proven Ability to Execute Acquisitions

Consistent Balance Sheet Growth



Total Assets
Millions of Dollars
$3,000
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
EGBN CAGR 29.5%
Peer CAGR: 5.4%[1]
07Q2 07Q3 07Q4 08Q1 08Q2 08Q3 (3) 08Q4 09Q1 09Q2 09Q3 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 (2) 11Q4 12Q1 12Q2

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported total assets at all reporting periods shown above. (2) Q3 2011 excludes the "settlement deposit." (3) F&T Acquisition closed in Q3, 2008. Peer data is through March 31, 2012. Source: SNL Financial

Balanced Loan and Deposit Growth


$3,000,000,000
$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Total Loans
Total Deposits

(1) Q3 2011 Deposits exclude the "settlement deposit"

Growth in Pre-Tax, Pre-Provision Income



Quarterly Pre-Tax Pre-Provision Net Revenue
$16,918
EGBN CAGR: 39.1%
Peer CAGR: 4.0%
Millions of Dollars
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
07Q2 07Q3 07Q4 08Q1 08Q2 08Q3 (2) 08Q4 09Q1 09Q2 09Q3 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 12Q2

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported pre-tax pre-provision net revenues for all reporting periods shown above. (2) F&T Acquisition closed Q3, 2008. Peer data is through March 31, 2012.

Source: SNL Financial

Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
Thousands of Dollars
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$7,783
EGBN Net Income CAGR: 31.5%
Peer CAGR: 4.0%1
07Q2
07Q3
07Q4
08Q1
08Q2
08Q3 (2)
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net income or loss for all reporting periods shown above. (2) F&T Acquisition closed in Q3, 2008. Peer data is through March 31, 2012.
Source: SNL Financial

Financial Indicators – Regional Peer Analysis

Key Ratios (at or for the quarter ended)	EGBN 6/30/2011	EGBN 6/30/2012	Regional Peers (1) 3/31/2012
Net Interest Margin	4.32%	**4.39%**	3.61%
Efficiency Ratio	55.13%	**52.28%**	68.75%
NPAs + 90 Days Past Due/Total Assets	1.47%	**1.26%**	3.11%
NPLs + 90 Days Past Due/Total Loans	1.60%	**1.42%**	4.62%
Allowance Loan Losses/Gross Loans	1.41%	**1.47%**	1.98%
Coverage Ratio	88.00%	**103.66%**	42.85%
Net Charge-Offs	0.28%	**0.40%**	1.15%
Tangible Common Equity/Tangible Assets	8.07%	**7.76%**	7.34%
Return on Average Assets	1.01%	**1.08%**	0.20%
Return on Average Equity	10.16%	**13.52%**	0.88%

Note: (1) Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported at all reporting periods shown above. The regional peers data is from 3/31/12.
Source: SNL Financial

Financial Indicators – Local Peer Analysis

	EGBN	Peers (1)
Loan Growth (June 30, 2011 - June 30, 2012)		
Commercial & Industrial	7.0%	(0.6%)
Commercial Real Estate	28.9%	11.0%
Construction & Development	11.0%	(3.6%)
Total Loans	19.0%	6.2%
Deposit Growth (June 30, 2011 - June 30, 2012)		
Demand Deposits	77.0%	18.0%
Money Market Accounts	46.3%	14.7%
Certificates of Deposit	(27.6%)	6.6%
Total Deposits	29.5%	10.0%

Note: Bancorp level data for EGBN, bank level data for local peers in the Washington D.C. metro area: Access National Bank, Middleburg Bank, Cardinal Bank, Community Bank of Tri-County, Frederick County Bank, Sandy Spring Bank, Alliance Bank and Virginia Commerce Bank. (1) Peer data is from March 31, 2011 - March 31, 2012.
Source: SNL Financial

Nationally Recognized Financial Performance

SANDLER O'NEILL + PARTNERS

- *2012 "Top Investment Idea" Recommendation*
- *2011 "Sm-All Stars" Designation*

KBW KEEFE, BRUYETTE & WOODS
Specialists in Financial Services

- *Honor Roll of Community Banks 2010 & 2011*

SNL

- *Ranked 39th among Best Performing Community Banks in the U.S. 2011*

AMERICAN BANKER

- *Top 150 banks in the Country for C&I Loan Activity and Efficiency Ratio in 2011*

STIFEL NICOLAUS

- *One of 23 community banks cited in 2011 for stock rated as a BUY*

Highly Regarded by Bank Rating Firms

FIRM	RATING
IDC *Analyze the Future*	256/300
VERIBANC Information with Integrity	Green - **
■ BAUERFINANCIAL, INC	★★★★

Geographic Detail of Loan Portfolio

(Dollar Values in Thousands) County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland											
Montgomery	$ 194,917	$ 77,595	$ 1,431	$ 220,195	$ 62,865	$ 18,006	$ 12,197	$ 61,639	$ 3,542	$ 652,387	28.1%
Prince George's	36,181	26,085	490	125,974	1,049	6,365	820	2,268	108	199,340	8.6%
Other MD	19,848	22,879	984	105,141	30,353	37,157	1,714	5,136	200	223,412	9.6%
Washington, DC	$ 153,859	$116,221	$ 4,515	$ 312,693	$107,898	$ 14,838	$ 23,794	$ 17,909	$ 437	$ 752,164	32.5%
Virginia											
Alexandria	9,453	10,915	-	11,281	752	-	1,692	1,345	29	35,467	1.5%
Arlington	13,542	-	-	13,756	21,064	-	2,096	2,189	61	52,708	2.3%
Fairfax	$ 43,604	$ 15,305	$ 3,081	$ 77,874	$ 6,923	$ 8,774	$ 1,591	$ 3,348	$ 151	$ 160,651	6.9%
Loudoun	8,365	1,450	-	9,699	5,413	-	-	1,240	-	26,167	1.1%
Prince William	3,019	2,052	-	4,565	6,363	9,986	335	388	37	26,745	1.2%
Other VA	9,334	10,569	-	24,494	15,289	26,057	230	1,349	45	87,367	3.8%
Other USA	$ 24,371	$ 24,339	$ -	$ 26,818	$ 11,129	$ 10,524	$ 4,373	$ 1,158	$ 117	$ 102,829	4.4%
Total	$ 516,493	$307,410	$ 10,501	$ 932,490	$269,098	$131,707	$ 48,842	$ 97,969	$ 4,727	$2,319,237	100.0%
% of Total	22.3%	13.3%	0.5%	40.1%	11.6%	5.7%	2.1%	4.2%	0.2%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included, (HFS residential mortgages are pre-sold and price locked)

Note: At June 30, 2012

Credit Quality Trends

(Dollars Values in Thousands)	As of Sep 2010	As of Dec 2010	As of Mar 2011	As of Jun 2011	As of Sep 2011	As of Dec 2011	As of Mar 2012	As of Jun 2012
30-89 Days Past Due	$ 28,125	$ 31,495	$ 25,744	$ 25,727	$ 32,398	$ 28,131	$ 23,366	$ 32,079
Nonperforming Assets:								
90 or More Days Past Due	$ -	$ -	$ -	$ -	$ 804	$ -	$ -	$ -
Nonaccrual	23,372	23,998	31,888	29,931	30,548	32,712	36,714	32,876
Restructured Loans	1,289	1,289	1,289	1,289	82	82	-	-
Total Nonperforming Loans (NPLs)	$ 24,661	$ 25,287	$ 33,177	$ 31,220	$ 31,434	$ 32,794	$ 36,714	$ 32,876
Other Real Estate Owned (OREO)	4,581	6,701	3,529	3,434	2,941	3,225	3,014	4,438
Total Nonperforming Assets	$29,242	$31,988	$36,706	$34,654	$34,375	$36,019	$39,728	$37,314
NPAs + 90 Days Past Due/Assets (1)	1.46%	1.53%	1.68%	1.47%	1.07%	1.27%	1.41%	1.26%
Reserves	$ 22,240	$ 24,754	$ 25,582	$ 27,475	$ 28,599	$ 29,653	$ 31,875	$ 34,079
Reserves/Loans	1.45%	1.48%	1.43%	1.41%	1.41%	1.44%	1.46%	1.47%
Reserves/NPLs (Coverage Ratio)	90.18%	97.89%	77.11%	88.00%	90.98%	90.42%	86.82%	103.66%
Charge-Offs (Quarterly)								
NCOs/Average Loans	0.39%	0.26%	0.30%	0.28%	0.36%	0.34%	0.34%	0.40%

- Asset Quality remains at a very strong level
- An adequate Allowance is being maintained

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 47-48.

Consistent Asset Quality

Total Loans



$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
20.00%
15.00%
10.00%
5.00%
0.00%
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep -10
Dec -10
Mar-11
Jun-11
Sep-11
Dec -11
Mar-12
Jun-12
Total Loans ($)
NPA's (%)
Charge Offs (%)

	Loan Growth (000's)	NPAs	Average Charge-Offs
2008	$ 548,963	1.76%	0.12%
2009	$ 133,671	1.50%	0.42%
2010	$ 276,189	1.53%	0.35%
2011	$ 380,756	1.27%	0.32%
2012 YTD	$ 262,981	1.26%	0.37%

Net Charge Off Experience
3 Year Average 2009-2011

Loan Type	EGBN	Peers
Income Producing CRE	0.08%	0.67%
Owner Occupied CRE	0.08%	0.47%
Construction & Land	0.34%	3.30%
Commercial & Industrial	0.86%	1.38%

* Impact of F&T Acquisition

Source: Peer data from Uniform Bank Performance Report

Deposit Composition

(Dollar Values in Thousands)	As of June 30, 2011		As of December 31, 2011		As of June 30, 2012	
Deposit Type	Balance	% of Total	Balance	% of Total	Balance	% of Total
Noninterest Bearing	$ 436,880	22.5%	$ 688,506	28.8%	$ 773,119	30.8%
Interest Bearing Transaction	67,458	3.5%	80,105	3.3%	95,827	3.8%
Core Savings & Money Market *	811,332	41.8%	1,015,799	42.5%	1,074,415	42.7%
Core CD's *	405,966	20.9%	344,367	14.4%	283,022	11.3%
Wholesale Money Market	7,672	0.4%	52,571	2.2%	123,559	4.9%
Wholesale CD's	211,526	10.9%	210,747	8.8%	164,069	6.5%
Total Deposits	$ 1,940,834	100%	$ 2,392,095	100%	$ 2,514,011	100%

- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Recent growth in Wholesale Deposits to achieve favorable cost of funds, not a strategy to replace growth in core deposits

* Core deposits include CDAR's and ICS reciprocal deposits

Superior Relationships/Net Interest Margin



EGBN
Peers
5.25%
4.75%
4.25%
3.75%
3.25%
Net Interest Margin (%)
F&T closed August 31, 2008
4.39%
3.61%
2Q2007
3Q2007
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012

Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above. Peer data is through March 31, 2012.

Source: SNL Financial

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost		Gross Unrealized Gain		Gross Unrealized Losses		Estimated Fair Value	Amrt. Cost % of Total Securities
June 30, 2012								
US Treasury Securities	$	-	$	-	$	-	$ -	0.0%
US Government Agency Securities		92,196		1,738		-	93,934	27.9%
Mortgage Backed Securites - GSEs		166,081		2,990		167	168,904	50.4%
Municipal Bonds		71,261		4,685		195	75,751	21.6%
Other Equity Investments		407		-		63	344	0.1%
Total Securities	$	329,945	$	9,413	$	425	$ 338,933	100.0%

Security Type	Amortized Cost		Gross Unrealized Gain		Gross Unrealized Losses		Estimated Fair Value	Amrt. Cost % of Total Securities
December 31, 2011								
US Treasury Securities	$	-	$	-	$	-	$ -	0.0%
US Government Agency Securities		102,283		1,547		77	103,753	33.5%
Mortgage Backed Securites - GSEs		145,451		2,767		240	147,978	47.6%
Municipal Bonds		57,548		4,227		2	61,773	18.8%
Other Equity Investments		404		-		97	307	0.1%
Total Securities	$	305,686	$	8,541	$	416	$ 313,811	100.0%

Security Type	Amortized Cost		Gross Unrealized Gain		Gross Unrealized Losses		Estimated Fair Value	Amrt. Cost % of Total Securities
June 30, 2011								
US Treasury Securities	$	-	$	-	$	-	$ -	0.0%
US Government Agency Securities		102,989		1,470		63	104,396	42.1%
Mortgage Backed Securites - GSEs		91,839		2,773		95	94,517	37.5%
Municipal Bonds		49,387		1,470		124	50,733	20.2%
Other Equity Investments		445		-		72	373	0.2%
Total Securities	$	244,660	$	5,713	$	354	$ 250,019	100.0%

- Portfolio has $9.0 million of net unrealized gains at June 30, 2012
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.5 years
- Excludes Federal Reserve and Federal Home Loan Bank stock
- No use of derivatives for hedging

Capital Strength

(Dollars Values in Thousands)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Total Assets	$ 2,186,268	$ 2,353,716	$ 3,219,746	$ 2,831,255	$ 2,815,549	$ 2,962,897
Total Capital	$ 210,119	$ 217,027	$ 258,463	$ 266,711	$ 276,008	$ 290,270
Tier 1 Leverage Ratio	9.44%	9.07%	9.61%	8.21%	9.33%	9.65%
Tier 1 Risk Based Capital Ratio	10.03%	9.64%	10.49%	10.33%	10.08%	10.09%
Total Risk Based Capital Ratio	11.75%	11.33%	12.11%	11.84%	11.59%	11.60%
Tangible Common Equity Ratio (2)	8.39%	8.07%	7.61%	7.29%	7.66%	7.76%

(2) This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on pages 47-48 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

- $38.2 million of TARP Preferred Stock placed in December, 2008
- $55 million of Common Equity raised in September, 2009, $15 million of TARP funds repaid in December, 2009 from proceeds.
- $56.6 million of SBLF Preferred Stock placed in July, 2011, all remaining TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%
- $5.6 million of Common Equity raised through an At the Market Offering during 2nd Quarter, 2012

Key Success Factors

- Building and maintaining core relationships
- Maintenance of strong credit culture
  - Conservative underwriting criteria and loan policies
  - Disciplined Committee Approval and Review Process
  - Limited Individual Authority
  - Periodic Loan and Portfolio Stress Testing
  - Asset Based Lending – Cash Flow Monitoring
  - Proactive Identification and Resolution of Problem Credits
- Built and preserved a strong capital position and balance sheet
  - Five capital raising events since August, 2008
  - 14 consecutive quarters of increasing profitability have consistently bolstered the capital position

Key Success Factors (continued)

- Maintained focus on areas of strength
  - Concentration on core geographic markets and products
- Built the proper infrastructure to support increased volume of business and regulation
- Significant Management and Board level reporting
- Human Resources
  - Addition of Strong, Seasoned Senior Lenders with local market knowledge and experience
  - Team Building
  - Well Designed, Incentive Based Compensation Plans

Looking Ahead

- Capitalize on investment in Northern Virginia market
- Emphasis on Organic Growth
  - Hire seasoned lenders and business development officers
  - Expand customer base
  - Focus on relationships to increase deposit penetration and multiple product usage
- Profitability
  - Continued focus on Net Interest Margin
  - Diligent expense control to maintain Efficiency Ratio
- Continue emphasis on credit quality
- Grow noninterest income components of revenue
- Continue activity under "At the Market" Equity Offering

EGBN Stock Price Performance



Price Change (%)
EGBN
S&P 500
NASDAQ Bank
40.00
30.00
20.00
10.00
0.00
-10.00
-20.00
-30.00
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12

	Stock Price Performance		
	1 Year	3 Year	5 Year
EGBN	26.4%	87.3%	18.0%
NASDAQ Bank Stock Index	1.3%	13.1%	-41.6%
S & P 500 Index	2.8%	43.2%	-11.2%

Source: SNL Financial, Bloomberg, Chart and calculations as of close, July 20, 2012

Appendices

Loan Portfolio Trends

(Dollar Values in Thousands)	As of June 30, 2011			As of December 31, 2011			As of June 30, 2012		Annual Growth Rate	Last 6 months (Annualized)
Loan Type										
		Balance	% of Total		Balance	% of Total		Balance	% of Total	%	%
Commercial and Industrial	$	482,680	24.8%	$	478,886	23.3%	$	516,493	22.3%	7.0%	15.7%
Owner Occupied		242,266	12.4%		250,174	12.2%		307,410	13.3%	26.9%	45.8%
Owner Occupied-Const.		24,315	1.2%		34,497	1.7%		10,501	0.5%	(56.8%)	(139.1%)
Income Producing		719,450	36.9%		756,645	36.8%		932,490	40.1%	29.6%	46.5%
Construction		262,145	13.5%		267,734	13.0%		269,098	11.6%	2.7%	1.0%
Land		84,128	4.3%		127,438	6.2%		131,707	5.7%	56.6%	6.7%
Residential Mortgage		36,793	1.9%		39,552	1.9%		48,842	2.1%	32.7%	47.0%
Home Equity		90,827	4.7%		97,103	4.7%		97,969	4.2%	7.9%	1.8%
Other Consumer		5,872	0.3%		4,227	0.2%		4,727	0.2%	(19.5%)	23.7%
Total Loans	$	1,948,476	100.0%	$	2,056,256	100.0%	$	2,319,237	100.0%	19.0%	25.6%

Loan Portfolio Composition

Loan Portfolio by Type



Residential Mortgage 2.1%
Home Equity 4.2%
Other Consumer 0.2%
Land 5.7%
C&I 22.3%
CRE Construction 11.6%
Owner Occupied Const. 0.5%
Owner Occupied CRE 13.3%
Income Producing CRE 40.1%

Loan Portfolio by Location



Prince William 1.2%
Other VA 3.8%
Other USA 4.4%
Loudoun 1.1%
Montgomery 28.1%
Fairfax 6.9%
Arlington 2.3%
Alexandria 1.5%
Prince George's 8.6%
Washington DC 32.5%
Other MD 9.6%

Total Gross Loans: $2.3 Billion

Note: At June 30, 2012

Diversified Commercial Real Estate Portfolio

Construction Loans by Type



Storage 1.7%
Amusement/Entertainment 1.1%
Apt to Condo Conversion 3.7%
Cash Value Life Insurance 0.0%
Special Use 3.8%
Gas Station 0.4%
Hotel/Motel 7.5%
Industrial 2.2%
Mixed Use - Predom. Com'l 4.5%
Single & 1-4 Family 26.3%
Mixed Use - Predom. Resid. 7.4%
Mixed Use - Predom. Retail 2.5%
Retail - Single Tenant 0.3%
Multifamily 6.7%
Residential Condo 9.1%
Other Assignment 1.8%
Office Condo 0.1%
Office 18.9%

Total: $269.1 Million

Investment CRE by Type



Unsecured 0.4%
Retail 4+ Tenant/Strip Center 9.4%
Retail - 2/3 Tenant 4.2%
Retail - Single Tenant 2.7%
Apt to Condo Conversion 0.1%
UCC-1 Blanket Lien 0.4%
Assign. of Contracts 0.0%
Storage 1.0%
Assign. of RE Sec. Note 4.7%
Special Use 0.2%
Assign. of Rents & Leases 0.0%
Single & 1-4 Family 7.0%
Cash 0.2%
Retail Condo 1.1%
Restaurant 0.2%
Residential Condo 2.7%
Office 19.7%
Partnership Interests 1.8%
Other Assignment 0.6%
Office Condo 0.7%
Church 0.6%
Coop 0.3%
Multifamily 13.1%
Eductation 1.3%
Farmland 0.1%
Mixed Use - Predom. Retail 1.3%
Gas Station 1.6%
Mixed Use - Predom. Resid. 2.8%
Health Care 1.1%
Mixed Use - Predom. Com'l 6.2%
Hotel/Motel 3.5%
Marketable Securities 0.6%
Leasehold DOT 1.1%
Land 4.4%
Industrial 5.4%

Total: $932.5 Million

Note: At June 30, 2012

Loan Portfolio by Risk Rating

(Dollar Values in Thousands)

Loan Portfolio as of:	6/30/2011		6/30/2012	
Risk Rating	**Balance**	**% of Loans**	**Balance**	**% of Loans**
1000 - Prime	$ 5,571	0.3%	$ 3,269	0.1%
2000 - Excellent	109,773	5.6%	179,349	7.7%
3000 - Good	781,439	40.2%	914,260	39.5%
4000 - Acceptable	648,506	33.3%	765,173	33.0%
5000 - Acceptable with Risk	293,675	15.1%	330,253	14.2%
6000 - Watch	31,682	1.6%	48,451	2.1%
7000 - Special Mention	30,048	1.5%	36,741	1.6%
8000 - Substandard	46,932	2.4%	41,724	1.8%
9000 - Doubtful	850	0.0%	17	0.0%
9999 - Loss	-	0.0%	-	0.0%
	$ 1,948,476	**100.0%**	**$ 2,319,237**	**100.0%**



8000 - Substandard 1.8%
9000 - Doubtful 0.0%
9999 - Loss 0.0%
1000 - Prime 0.1%
7000 - Special Mention 1.6%
2000 - Excellent 7.7%
6000 - Watch 2.1%
5000 - Acceptable with Risk 14.2%
3000 - Good 39.5%
4000 - Acceptable 33.0%

- Loan portfolio and risk ratings reviewed by independent, third-party credit review firm

Geographic Detail of NPA's

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL NPLs*	OREO	TOTAL NPAs
Maryland												
Montgomery	$ 1,636	$ -	$ -	$ -	$ 486	$ 529	$ -	$ 133	$ 8	$ 2,792	$ 1,800	$ 4,592
Prince George's	-	274	-	1,265	-	910	149	164	-	2,762	350	3,112
Other MD	516	350	-	182	-	856	-	-	-	1,904	144	2,048
										-		
Washington DC	760	-	-	637	9,218	150	-	81	-	10,846	1,744	12,590
Virginia												
Alexandria	24	-	-	-	-	-	-	-	-	24	-	24
Arlington	45	-	-	-	-	-	-	-	-	45	-	45
Fairfax	242	-	-	-	-	-	-	-	-	242	-	242
Loudoun	-	-	-	-	1,477	-	-	45	-	1,522	-	1,522
Prince William	-	-	-	-	-	-	335	-	-	335	-	335
Other VA	117	1,050	-	-	1,080	-	230	-	-	2,477	400	2,877
Other USA	621	-	-	1,665	7,641	-	-	-	-	9,927	-	9,927
Total	$ 3,961	$ 1,674	$ -	$ 3,749	$ 19,902	$ 2,445	$ 714	$ 423	$ 8	$ 32,876	$ 4,438	$ 37,314

*NOTE: NPL balances include loans over 90 days past due and still accruing, if any

Note: At June 30, 2012

Greater Washington Economy

Total Federal Spending = 34.9% of GRP


Other Federal
15.7%
International
4.3%
Hospitality
2.2%
Associations
2.0%
Federal Procurement
19.2%
Non-Local Business
12.0%
Other
8.0%
Local Business
36.6%

Note: Other includes Health/Education, Media
Source: George Mason University, Center for Regional Analysis

Unemployment Rate- Largest US Markets May, 2012


12
10
8
6
4
2
0
5.3%
US
8.2%
Minneapolis
Washington
Boston
Dallas
Houston
Phoenix
Seattle
Philadelphia
SF-Oakland
Chicago
Atlant
Miami
New York
Detroit
Los Angeles

Source: BLS, NOT Seasonally Adjusted

Average Sales Price Percent Change Washington MSA
All Housing Types


Annual Change
Annual Change by Month
2008
2009
2010
2011
2012
30
20
10
0
-10
-20
-30
2000
2002
2004
2006
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
6 11 14 14 20 22 2 0
-9 -5 -12 -11 -13 -13 -16 -17 -23 -18 -23 -25 -24 -26 -20 -18 -14 -10 -9 -7 0 -4 3 9
6 6 4 6 5 4 7 5 4 8 9
2 2 1 3 1 3 4 -1 1 2 -7 -4 -5
3 3 6 6 9 3

Source: MRIS, GMU Center for Regional Analysis

Acquisition Strategy & History

- Significant Due Diligence precedes any Offer to Acquire
- Accretive Transactions are always the Goal
- Acquisition #1 (F&T completed on August 31, 2008)
  - System conversion successfully completed one week after close
  - Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers
  - Contributions from key F&T employees have been meaningful to relationship growth
- Potential Acquisition of Alliance Bankshares announced July, 2011. Discontinued November, 2011.

Experienced Senior Management Team

Name	Title/Function	Years in Banking	Years with EGBN
Ronald D. Paul	Chairman, President & CEO	24	14
Robert P. Pincus	Vice Chairman	39	4
Michael T. Flynn	EVP & COO - Eagle Bancorp	41	8
Susan G. Riel	Sr. EVP & COO - EagleBank	36	14
Thomas D. Murphy	President - Community Banking - EagleBank	39	14
Janice L. Williams	EVP & Chief Credit Officer	18	9
Antonio F. Marquez	EVP & Chief Real Estate Lending Officer	27	1
Virginia N. Heine	EVP & Chief C&I Lending Officer	28	1
James H. Langmead	EVP & Chief Financial Officer - Eagle Bancorp & EagleBank	41	7
Laurence E. Bensignor	EVP & General Counsel	3	3

Experienced Management Team

Ronald D. Paul, Chairman, President and CEO

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation, Inc. Mr. Paul has been named "Washingtonian of the Year" by *Washingtonian* magazine and in 2009 was named the "Greater Washington Entrepreneur of the Year" by Ernst & Young.

Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus also serves as Chairman of the Board of Blackstreet Capital Partners, L.P. and Chairman of Milestone Merchant Partners, LLC. He is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

Experienced Management Team

Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms. Riel has been with the bank for 13 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry.

Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.

Mr. Flynn has been with EagleBank for 7 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He has over 39 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies. Mr. Flynn is a Director of the Workforce Investment Council of the District of Columbia.

Thomas D. Murphy, President, Community Banking Division

Mr. Murphy is one of the founding officers of EagleBank and has been with the bank for 13years and has served as President – Community Banking Division of the Bank since October, 2010. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 38 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce.

Experienced Management Team

AntonioF. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market. Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 28 years of experience in the banking industry in the Washington, DC metropolitan area.

Virginia Navas Heine, EVP, Chief Commercial & Industrial Lending Officer

Ms. Heine, joined EagleBank as Executive Vice President and Chief Commercial & Industrial Lending Officer in 2011. Recently Ms. Heine supervised the Middle Market Groups in the mid-Atlantic region for TD Bank, N.A. She had previously served as Senior VP and Regional Corporate Banking Manager for BB&T for the Washington metropolitan region. Ms. Heine has extensive experience with clients in the Government Contracting industry and managed an industry specialty group at Citizens Bank. Earlier in her career, Ms. Heine held managerial positions in the Corporate Banking groups at Maryland National Bank and The Riggs National Bank.

Janice L. Williams, Esquire, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 8 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Experienced Management Team

James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

Laurence E. Bensignor, Esquire, Senior Vice President, Eagle Bancorp, Inc.

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

Historical Balance Sheet

(Dollar Values in Thousands)	2007	2008	2009	2010	2011	5 Year Compound Growth Rate	1 Year Growth Rate
Assets							
Cash and Equivalents	$20,142	$29,837	$117,687	$58,114	$232,411	47.0%	299.9%
Securities Available for Sale	87,117	169,079	245,644	237,576	324,053	28.9%	36.4%
Total Cash and Securities	107,259	198,916	363,331	295,690	556,464	34.8%	88.2%
Gross Loans HFI	716,677	1,265,640	1,399,310	1,675,500	2,056,256	26.9%	22.7%
Loan Loss Reserves	8,037	18,403	20,619	24,754	29,653	32.1%	19.8%
Loans Held for Sale	2,177	2,718	1,550	80,571	176,826	141.4%	119.5%
Total Net Loans	710,817	1,249,955	1,380,241	1,731,317	2,203,429	28.8%	27.3%
Real Estate Owned	-	909	5,106	6,701	3,225	100.0%	(51.9%)
Total Intangibles	-	2,348	4,240	4,035	3,966	100.0%	(1.7%)
Total Servicing Rights	236	185	139	153	179	(6.8%)	17.0%
Other Assets	28,088	44,514	52,447	51,474	63,992	18.3%	24.3%
Total Assets	$846,400	$1,496,827	$1,805,504	$2,089,370	$2,831,255	29.6%	35.5%
Liabilities							
Deposits	$630,936	$1,129,380	$1,460,274	$1,726,798	$2,392,095	30.6%	38.5%
FHLB Borrowings	52,000	105,000	50,000	40,000	40,000	5.9%	0.0%
Repurchase Agreements	76,408	98,802	90,790	97,584	103,362	22.1%	5.9%
Subordinated Debt	-	12,150	9,300	9,300	9,300	100.0%	0.0%
Other Liabilities	5,890	9,124	6,819	10,972	19,787	38.0%	80.3%
Total Liabilities	765,234	1,354,456	1,617,183	1,884,654	2,564,544	29.6%	36.1%
Equity							
Preferred Equity	-	36,312	22,612	22,582	56,600	100.0%	150.6%
Common Equity	80,582	103,707	163,376	180,076	205,236	22.9%	14.0%
Net Unrealized Gain	584	2,352	2,333	2,058	4,875	(280.7%)	136.9%
Total Equity	81,166	142,371	188,321	204,716	266,711	29.6%	30.3%
Total Liabilities and Equity	$846,400	$1,496,827	$1,805,504	$2,089,370	$2,831,255	29.6%	35.5%
Balance Sheet Analysis (%)							
Total Gross Loans/Total Assets	84.67	84.55	77.50	80.19	72.63		
Loans/Deposits	113.59	112.07	95.83	97.03	85.96		
Reserves/Loans	1.12	1.45	1.47	1.48	1.44		
Annualized Growth Rates (%)							
Asset Growth Rate	9.43	76.85	20.62	15.72	35.51		
Gross Loans HFI	14.53	76.60	10.56	19.74	22.72		
Deposit Growth Rate	0.39	79.00	29.30	18.25	38.53		

Historical Quarterly Balance Sheet

(Dollar Values in Thousands)	Sep 2010	Dec 2010	Mar 2011	Jun 2011	Sep 2011	Dec 2011	Mar 2012	Jun 2012	Growth Rate 2Q2012 vs 2Q2011	Growth Rate 2Q2012 vs 1Q2012
Assets										
Cash and Equivalents	$99,412	$58,114	$107,165	$87,107	$746,850	$232,411	$142,154	$149,491	71.6%	5.2%
Securities Available for Sale	268,676	237,576	238,913	259,768	301,687	324,053	356,395	349,883	34.7%	(1.8%)
Total Cash and Securities	368,088	295,690	346,078	346,875	1,048,537	556,464	498,549	499,374	44.0%	0.2%
Gross Loans HFI	1,530,946	1,675,500	1,790,084	1,948,476	2,029,645	2,056,256	2,186,940	2,319,237	19.0%	6.0%
Loan Loss Reserves	22,240	24,754	25,582	27,475	28,599	29,653	31,875	34,079	24.0%	6.9%
Loans Held for Sale	70,889	80,571	12,459	25,489	107,907	176,826	87,496	102,767	303.2%	17.5%
Total Net Loans	1,579,595	1,731,317	1,776,961	1,946,490	2,108,953	2,203,429	2,242,561	2,387,925	22.7%	6.5%
Real Estate Owned	4,581	6,701	3,529	3,434	2,941	3,225	3,014	4,438	29.2%	47.2%
Total Intangibles	4,081	4,035	4,186	4,070	4,039	3,966	3,893	3,820	(6.1%)	(1.9%)
Total Servicing Rights	161	153	144	-	115	179	173	158	-	(8.7%)
Other Assets	49,640	51,474	55,370	52,847	55,161	63,992	67,359	67,182	27.1%	(0.3%)
Total Assets	$2,006,146	$2,089,370	$2,186,268	$2,353,716	$3,219,746	$2,831,255	$2,815,549	$2,962,897	25.9%	5.2%
Liabilities										
Deposits	$1,646,091	$1,726,798	$1,826,880	$1,940,834	$2,747,349	$2,392,095	$2,368,235	$2,514,011	29.5%	6.2%
FHLB Borrowings	40,000	40,000	40,000	40,000	40,000	40,000	40,000	40,000	0.0%	0.0%
Repurchase Agreements	99,147	97,584	89,753	136,897	147,671	103,362	111,580	97,704	(28.6%)	(12.4%)
Subordinated Debt	9,300	9,300	9,300	9,300	9,300	9,300	9,300	9,300	0.0%	0.0%
Other Liabilities	9,307	10,972	10,216	9,658	16,963	19,787	10,426	11,612	20.2%	11.4%
Total Liabilities	1,803,845	1,884,654	1,976,149	2,136,689	2,961,283	2,564,544	2,539,541	2,672,627	25.1%	5.2%
Equity										
Preferred Equity	22,537	22,582	22,629	23,235	56,600	56,600	56,600	56,600	143.6%	0.0%
Common Equity	174,934	180,076	185,195	190,577	197,479	205,236	214,511	228,277	19.8%	6.4%
Net Unrealized Gain	4,830	2,058	2,295	3,215	4,384	4,875	4,897	5,393	67.7%	10.1%
Total Equity	202,301	204,716	210,119	217,027	258,463	266,711	276,008	290,270	33.7%	5.2%
Total Liabilities and Equity	$2,006,146	$2,089,370	$2,186,268	$2,353,716	$3,219,746	$2,831,255	$2,815,549	$2,962,897	25.9%	5.2%
Balance Sheet Analysis (%)										
Total Gross Loans/ Total Assets	76.31	80.19	81.88	82.78	63.04	72.63	77.67	78.28		
Loans/ Deposits	93.00	97.03	97.99	100.39	73.88	85.96	92.34	92.25		
Reserves/ Loans	1.45	1.48	1.43	1.41	1.41	1.44	1.46	1.47		
Annualized Growth Rates (%)										
Asset Growth Rate	14.78	15.72	18.55	25.30	71.95	35.51	(2.22)	9.30		
Gross Loans HFI	12.51	19.74	27.36	32.58	28.11	22.72	25.42	25.58		
Deposit Growth Rate	16.92	18.25	23.18	24.79	78.60	38.53	(3.99)	10.19		

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2007	2008	2009	2010	2011	1 Year Growth Rate
Total Interest Income	$ 57,077	$ 65,657	$ 84,338	$ 96,658	$ 119,124	23.2%
Total Interest Expense	23,729	23,676	24,809	19,832	20,077	1.2%
Net Interest Income	33,348	41,981	59,529	76,826	99,047	28.9%
Loan Loss Provision	1,643	3,979	7,669	9,308	10,983	18.0%
Service Charges on Deposits	1,249	2,059	2,898	3,068	3,318	8.1%
Gain/Loss on Sale of Loans	1,036	426	1,054	2,836	6,057	113.6%
Gain/Loss on Sale of Securities	6	2	1,538	1,330	1,445	8.6%
BOLI Revenue	455	466	463	430	401	(6.7%)
Other Noninterest Income	2,440	1,413	1,344	1,578	2,280	44.5%
Total Noninterest Income	5,186	4,366	7,297	9,242	13,501	46.1%
Salaries and Employee Benefits	14,167	16,728	20,889	25,511	34,518	35.3%
Premises and Equipment Expenses	4,829	5,424	7,343	8,460	8,371	(1.1%)
Marketing and Advertising	552	1,054	1,099	1,058	1,626	53.7%
Data Processing	1,231	1,622	2,356	2,629	3,554	35.2%
Legal, Accounting and Professional Fees	613	1,054	2,731	2,987	3,974	33.0%
FDIC Insurance	449	642	2,743	2,692	2,195	(18.5%)
Other Noninterest Expenses	3,080	4,293	5,612	7,668	9,038	17.9%
Total Noninterest Expense	24,921	30,817	42,773	51,005	63,276	24.1%
Net Income Before taxes	11,970	11,551	16,384	25,755	38,289	48.7%
Income taxes	4,269	4,123	5,965	9,098	13,731	50.9%
Net Income	7,701	7,428	10,419	16,657	24,558	47.4%
Preferred Dividends	-	177	2,307	1,299	1,511	16.3%
Net Income Available to Common	$ 7,701	$ 7,251	$ 8,112	$ 15,358	$ 23,047	50.1%
Earnings per Share - Diluted	$ 0.71	$ 0.62	$ 0.55	$ 0.77	$ 1.14	

Historical Quarterly Income Statement

(Dollar Values in Thousands, except per share data)

	Dec 2010	Mar 2011	Jun 2011	Sep 2011	Dec 2011	Mar 2012	Jun 2012	Growth Rate 2Q2012 vs 2Q2011	Growth Rate 2Q2012 vs 1Q2012
Total Interest Income	$ 26,040	$ 26,296	$ 28,996	$ 30,741	$ 33,091	$ 32,568	$ 34,575	19.2%	6.2%
Total Interest Expense	4,753	4,790	5,102	5,365	4,820	4,098	3,561	(30.2%)	(13.1%)
Net Interest Income	21,287	21,506	23,894	25,376	28,271	28,470	31,014	29.8%	8.9%
Loan Loss Provision	3,556	2,116	3,215	2,887	2,765	3,970	4,444	38.2%	11.9%
Service Charges on Deposits	768	749	672	880	1,017	979	935	39.1%	(4.5%)
Gain/Loss on Sale of Loans	1,846	1,701	1,106	1,065	2,185	4,139	2,584	133.6%	(37.6%)
Gain/Loss on Sale of Securities	497	-	591	854	-	153	148	(75.0%)	(3.3%)
BOLI Revenue	105	101	100	100	100	97	97	(3.0%)	0.0%
Other Noninterest Income	461	382	724	612	562	644	677	(6.5%)	5.1%
Total Noninterest Income	3,677	2,933	3,193	3,511	3,864	6,012	4,441	39.1%	(26.1%)
Salaries and Employee Benefits	7,318	7,311	7,761	9,263	10,183	10,424	10,289	32.6%	(1.3%)
Premises and Equipment Expenses	1,735	1,991	2,052	1,939	2,389	2,510	2,469	20.3%	(1.6%)
Marketing and Advertising	139	234	747	234	411	286	557	(25.4%)	94.8%
Data Processing	674	689	912	876	1,077	1,256	951	4.3%	(24.3%)
Legal, Accounting and Professional Fees	806	1,136	1,003	731	1,104	1,101	1,141	13.8%	3.6%
FDIC Insurance	665	743	600	285	567	489	579	(3.5%)	18.4%
Other Noninterest Expenses	2,139	2,209	1,858	2,395	2,576	2,496	2,550	37.2%	2.2%
Total Noninterest Expense	13,476	14,313	14,933	15,723	18,307	18,562	18,536	24.1%	(0.1%)
Net Income Before taxes	7,932	8,010	8,939	10,277	11,063	11,950	12,475	39.6%	4.4%
Income taxes	2,879	2,874	3,185	3,783	3,889	4,317	4,693	47.3%	8.7%
Net Income	5,053	5,136	5,754	6,494	7,174	7,633	7,782	35.2%	2.0%
Preferred Dividends	328	320	883	166	142	141	140	(84.1%)	(0.7%)
Net Income Available to Common	$ 4,725	$ 4,816	$ 4,871	$ 6,328	$ 7,032	$ 7,492	$ 7,642	56.9%	2.0%
Earnings per Share - Diluted	$ 0.23	$ 0.24	$ 0.24	$ 0.31	$ 0.35	$ 0.36	$ 0.37		

GAAP Reconciliation

GAAP Reconciliation
(dollars in thousands except per share data)

	Six Months Ended June 30, 2012 (Unaudited)		Twelve Months Ended December 31, 2011 (Unaudited)		Six Months Ended June 30, 2011 (Unaudited)	
Common shareholders' equity	$	233,670	$	210,111	$	193,792
Less: Intangible assets		(3,978)		(4,145)		(4,070)
Tangible common equity	$	229,692	$	205,966	$	189,722
Book value per common share	$	11.35	$	10.53	$	9.76
Less: Intangible book value per common share		(0.20)		(0.21)		(0.20)
Tangible book value per common share	$	11.15	$	10.32	$	9.56
Total assets	$	2,962,897	$	2,831,255	$	2,353,716
Less: Intangible assets		(3,978)		(4,145)		(4,070)
Tangible assets	$	2,958,919	$	2,827,110	$	2,349,646
Tangible common equity ratio		7.76%		7.29%		8.07%

GAAP Reconciliation Footnotes

(1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. We calculate tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common shareholders' equity by common shares outstanding. We believe that this information is important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios.